                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K



 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

        Date of Report (Date of earliest event Reported): August 22, 2002





                             SCHOLASTIC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




DELAWARE                                0-19860                   13-3385513
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation)                                               Identification No.)


         557 BROADWAY, NEW YORK, NEW YORK                   10012
      (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED AUGUST 22, 2002
--------------------------------------------------------------------------------


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        FINANCIAL INFORMATION AND EXHIBITS

        The following exhibit is furnished as part of this report.


        Exhibit
        Number       Description of Document
        ------       -----------------------

        99.1         Press release of Scholastic Corporation, dated August
                     22, 2002.


ITEM 9. REGULATION FD DISCLOSURE

See Exhibit 99.1 noticing the announcement by Scholastic Corporation (the "Company") that it has filed today with the Securities and Exchange Commission (the "SEC") (a) an Annual Report on Form 10-K for its fiscal year ended May 31, 2002 and (b) unqualified certifications regarding the Form 10-K by its Chief Executive Officer and Chief Financial Officer, thereby fully complying with all of the currently applicable certification requirements of the SEC and the Sarbanes-Oxley Act of 2002.

The information in this Current Report on Form 8-K, including Exhibits, shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC under the Securities Act of 1933.


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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCHOLASTIC CORPORATION
                                          (Registrant)




Date: August 22, 2002                     /s/ Kevin J. McEnery
                                          --------------------------------

                                          Executive Vice President
                                          & Chief Financial Officer

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED AUGUST 22, 2002
EXHIBIT INDEX

--------------------------------------------------------------------------------


              Exhibit Number          Description of Document
              --------------          -----------------------

              Exhibit 99.1          Press release of Scholastic
                                    Corporation, dated August 22, 2002